UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

BIORESTORATIVE THERAPIES, INC.
 (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BIORESTORATIVE THERAPIES, INC.
555 Heritage Drive
Jupiter, Florida 33458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 4, 2013

To the Shareholders of BioRestorative Therapies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioRestorative Therapies, Inc., a Nevada corporation (the “Company”), will be held on October 4, 2013 at 90 Merrick Avenue, 9th Floor, East Meadow, New York, at 4:00 p.m., local time, for the following purposes:

1.	To elect three directors for the coming year.

2.	To hold a non-binding advisory vote on the Company’s executive compensation.

3.	To hold a non-binding advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

4.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013.

5.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on August 8, 2013 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available electronically to the Company’s shareholders of record as of the close of business on August 8, 2013 at www.proxyvote.com.

Mark Weinreb
Chief Executive Officer

Jupiter, Florida
August 21, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. ANY SHAREHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

BIORESTORATIVE THERAPIES, INC.
555 Heritage Drive
Jupiter, Florida 33458
____________________________

PROXY STATEMENT
____________________________

EXPLANATORY NOTE

All references in this proxy statement to numbers of shares of common stock and per share information give retroactive  effect to the 1-for-50  reverse split of our shares of common stock effected as of April 15, 2013.

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being mailed or made available to all shareholders of record at the close of business on August 8, 2013 in connection with the solicitation by our Board of Directors of proxies to be voted at the 2013 Annual Meeting of Shareholders to be held on October 4, 2013 at 4:00 p.m., local time, or any adjournment thereof. Proxy materials for the 2013 Annual Meeting of Shareholders were mailed or made available to shareholders on or about August 21, 2013.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:

(i)	FOR the nominees named in the proxy to our Board of Directors.

(ii)	FOR the approval of the compensation of our named executive officers.

(iii)	FOR a frequency of EVERY THREE YEARS regarding how frequently we should seek an advisory vote on our executive compensation.

(iv)	FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013.

If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited under the current rules of the New York Stock Exchange from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote”. The election of directors, the advisory vote with respect to executive compensation and the advisory vote on the frequency of future advisory votes on executive compensation are considered “non-routine” matters and therefore may not be voted on by your bank or broker absent specific instructions from you. Please instruct your bank or broker so your vote can be counted.

Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holder will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of shares of common stock outstanding and entitled to vote as of the close of business on August 8, 2013 was 16,830,958. The shares of common stock are the only class of securities entitled to vote on matters presented to our shareholders, each share being entitled to one vote.  The holders of one-third of the shares of common stock outstanding as of the close of business on August 8, 2013, or 5,610,320 shares of common stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.

With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being three nominees, each person who receives one or more votes will be elected as a director. Shares of common stock as to which a shareholder withholds voting authority in the election of directors and broker non-votes will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

Shareholders may expressly abstain from voting on Proposals 2, 3 and 4 by so indicating on the proxy. Abstentions are counted as present in the tabulation of votes on Proposals 2, 3 and 4. Since Proposals 2 and 4 require the affirmative approval of a majority of the common shares present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect. With respect to Proposal 3, the option receiving the highest number of votes will be determined to be the preferred frequency. Accordingly, with respect to Proposal 3, abstentions and broker non-votes will have no effect.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke a proxy given and vote in person unless the shareholder wishes to do so. Written revocations or amended proxies should be sent to us at 555 Heritage Drive, Suite 130, Jupiter, Florida 33458, Attention: Corporate Secretary. Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopy or email without special compensation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2012 and 2011 by our (i) principal executive officer, and (ii) all other executive officers, other than our principal executive officer, whose total compensation for the 2012 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”):

Name and Principal Position	Year	Salary	Bonus		Stock Awards		Option Awards		All Other Compensation	Total
Mark Weinreb, Chief	2012	$509,000	$324,500	(3)	-		$696,000	(4)	$231,592	$1,761,092	(1)
Executive Officer	2011	$390,000	$195,000	(3)	$123,900	(4)(5)	-		$87,975	$796,875	(2)
Francisco Silva, Vice	2012	$179,167	-		-		$115,250	(4)(7)	-	$294,417
President of Research	2011	$110,795	$30,000		-		$41,600	(4)	-	$182,395
and Development(6)
Mandy Clyde, Vice President of Operations	2012	$100,000	-		-		$49,950	(4)	-	$149,950
____________________

(1) Of the aggregate $1,761,092 earned during 2012, $696,000 represents the grant date value of non-cash stock-based compensation awards, irrespective of the vesting period of those awards. Of the earned remainder, $444,992 and $245,500 were paid in cash during 2012 and 2013 (prior to the date of this proxy statement), respectively, while $374,500 remains unpaid. In addition to his contractual bonus, as discussed in footnote (3) below, a special bonus of $70,000 was awarded and paid to Mr. Weinreb in connection with our entering into the license agreement with Regenerative Sciences, LLC described in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2012 (“Business-Disc/Spine Program”), which accompanies this proxy statement.  All Other Compensation includes $197,192 paid to reimburse Mr. Weinreb for tax payments due on his non-cash stock-based compensation, plus automobile and vacation allowances, of which $20,000 remains unpaid.

(2) Of the aggregate $796,875 earned during 2011, $123,900 represents the grant date value of non-cash stock-based compensation awards, irrespective of the vesting period of those awards. Of the earned remainder, $511,175, $61,800 and $20,000 were paid in cash during 2011, 2012 and 2013 (prior to the date of this proxy statement), respectively, while $80,000 remains unpaid. All Other Compensation includes $53,575 paid to reimburse Mr. Weinreb for tax payments due on his non-cash stock-based compensation, plus automobile and vacation allowances, of which $20,000 remains unpaid.

(3) Pursuant to Mr. Weinreb’s employment agreement with us, he earns a bonus equal to 50% of his annual salary. See “Employment Agreement” below. Of the 2012 and 2011 earned amounts, $254,500 (the entire earned amount) and $60,000 remains unpaid, respectively.

(4) The amounts reported in these columns represent the grant date fair value of the option and stock awards granted during the years ended December 31, 2012 and 2011, calculated in accordance with FASB ASC Topic 718. For a detailed discussion of the assumptions used in estimating fair values, see Note 10 – Stockholders’ Deficiency in the notes that accompany our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, which accompanies this proxy statement.

(5) Mr. Weinreb’s 2010 compensation included $404,751 related to a purported grant to Mr. Weinreb of an option for the purchase of 1,000,000 shares of common stock. Such grant was determined to be null and void. As discussed under “Employment Agreements” below, in May 2011, we granted to Mr. Weinreb 700,000 shares of common stock. No additional compensation is reflected in 2011 in connection with the 700,000 share grant since the grant date fair value of the 1,000,000 share option grant (which was subsequently determined to be null and void) was fully reflected for 2010 and the fair value of the 700,000 share grant is less than the amount so reflected for the option grant.

(6) Mr. Silva, our Vice President of Research and Development, served in such capacity from April 2011 to March 2012. In March 2012, he transitioned from such position to Research Scientist. In June 2012, Mr. Silva became our Chief Scientist. In March 2013, he reassumed the position of Vice President of Research and Development.

(7) Does not include awards deemed not probable to vest as of the date of grant. If all performance conditions are achieved, the aggregate grant date fair value is $193,050.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2012 to the Named Executive Officers:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Mark
Weinreb	80,000	-		-		$.50	12/14/20	-	-	-	-
Mark
Weinreb	333,334	666,666	(1)	-		$1.05	02/09/22	-	-	-	-
Mark
Weinreb	200,000	200,000	(2)	-		$1.50	12/07/22	-	-	-	-
Francisco
Silva	80,000	-		-		$0.50	04/04/21	-	-	-	-
Francisco
Silva	3,000	-		-		$1.25	06/23/21	-	-	-	-
Francisco
Silva	20,000	-		-		$1.00	11/15/21	-	-	-	-
Francisco
Silva	20,000	20,000	(3)	-		$1.05	02/09/22	-	-	-	-
Francisco
Silva	20,000	30,000	(4)	100,000	(9)	$1.40	05/02/22	-	-	-	-
Francisco
Silva	40,000	40,000	(5)	-		$1.50	12/07/22	-	-	-	-
Mandy
Clyde	80,000	-		-		$0.50	12/14/20	-	-	-	-
Mandy
Clyde	4,000	2,000	(6)	-		$1.00	04/20/21	-	-	-	-
Mandy
Clyde	15,000	15,000	(7)	-		$1.05	02/09/22	-	-	-	-
Mandy
Clyde	25,000	25,000	(8)	-		$1.50	12/07/22	-	-	-	-

_______________________

(1) Option is exercisable to the extent of 333,333 shares and 333,333 shares effective as of February 10, 2013 and February 10, 2014, respectively.

(2) Option is exercisable effective as of December 7, 2013.

(3) Option is exercisable effective as of February 10, 2013.

(4) Option is exercisable to the extent of 10,000 shares effective as of each May 3, 2013, May 3, 2014 and May 3, 2015.

(5) Option is exercisable effective as of December 7, 2013.

(6) Option is exercisable effective as of April 21, 2013.

(7) Option is exercisable effective as of February 10, 2013.

(8) Option is exercisable effective as of December 7, 2013.

(9) Options for the purchase of 40,000 shares of common stock are exercisable commencing on the date, if any, on which we, as a direct result of Mr. Silva’s efforts, receive a bona fide research grant of at least $250,000. Options for the purchase of 60,000 shares of common stock are exercisable commencing on the date (provided that such date is during Mr. Silva’s employment with us), if any, on which either (i) the United States Food and Drug Administration (the “FDA”) approves our Biologics License Application with respect to any biologic product or (ii) a 510(k) Premarket Notification submission is made by us to the FDA with respect to a certain device.

Employment Agreements

Effective October 4, 2010, we entered into a three-year employment agreement with Mark Weinreb, our Chief Executive Officer. In February 2012, we and Mr. Weinreb agreed to extend the expiration date of the employment agreement to October 4, 2015. Pursuant to the employment agreement, Mr. Weinreb is entitled to receive a salary of $360,000 per annum during the initial year, $480,000 per annum during the second year and $600,000 per annum during each of the final three years of the term and an annual bonus equal to 50% of his annual salary. In addition, pursuant to the employment agreement, in the event that Mr. Weinreb’s employment is terminated by us without cause, or Mr. Weinreb terminates his employment for “good reason” or following a change in control, Mr. Weinreb would be entitled to receive a lump sum payment equal to the greater of (a) his base annual salary and bonus for the remainder of the term or (b) two times his then annual base salary and bonus. Further, pursuant to the employment agreement, as amended, in January 2011 and May 2011, we granted to Mr. Weinreb 300,000 and 700,000 shares of common stock, respectively. In connection with the stock grants, we agreed to pay all taxes payable by Mr. Weinreb as a result of the grants as well as all taxes incurred as a result of the tax payments made on his behalf. We and Mr. Weinreb initially agreed that the 700,000 share grant would not vest until we received equity and/or debt financing in an aggregate amount equal to three times the tax payable in connection with the grant. On November 4, 2011, we and Mr. Weinreb agreed that the 700,000 share grant will not vest until we receive equity and/or debt financing after such date of at least $2,000,000. In April 2012, the vesting requirement was satisfied.

Effective April 5, 2011, we entered into an at will employment agreement with Francisco Silva, our Vice President of Research and Development. Pursuant to the employment agreement, as amended, Mr. Silva is currently entitled to receive a salary of $230,000 per annum. Concurrently with the execution of the employment agreement, he was granted an option for the purchase of 80,000 shares of common stock. In addition, pursuant to the employment agreement, Mr. Silva is entitled to receive, under certain circumstances, an aggregate cash bonus of $55,000 (of which $30,000 has been paid) and the right to receive options for the purchase of an aggregate of 63,000 shares of common stock (of which options for the purchase of 23,000 shares of common stock have been granted). Further, pursuant to the employment agreement, in the event that Mr. Silva’s employment with us is terminated without cause, Mr. Silva would be entitled to receive a cash severance amount of $75,000.

Effective December 1, 2010, we entered into an at will employment agreement with Mandy Clyde, our Vice President of Operations. Pursuant to the employment agreement, as amended, Ms. Clyde is currently entitled to receive a salary of $118,000 per annum. Concurrently with the execution of the employment agreement, she was granted an option for the purchase of 80,000 shares of common stock. Further, pursuant to the employment agreement, in the event that Ms. Clyde’s employment with us is terminated without cause, Ms. Clyde would be entitled to receive a cash severance amount of $50,000.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2012:

Director Compensation
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
A. Jeffrey Radov	$20,000	-	$310,500	(2)	-	-	-	$330,500
Joel San Antonio	$20,000	-	$310,500	(2)	-	-	-	$330,500
_______________________

(1) The amounts reported in this column represent the grant date fair value of the option awards granted during the year ended December 31, 2012, calculated in accordance with FASB ASC Topic 718. For a detailed discussion of the assumptions used in estimating fair values, see Note 10 – Stockholders’ Deficiency in the notes that accompany our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, which accompanies this proxy statement.

(2) As of December 31, 2012, each of Messrs. Radov and San Antonio held options for the purchase of 700,000 shares of common stock.

Effective January 1, 2013, each of Messrs. Radov and San Antonio, our non-employee directors, is entitled to receive, as compensation for his services as a director, $30,000 per annum plus $10,000 per annum for all committee service, in each case payable quarterly (subject to our cash needs).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of August 8, 2013, known by us, through transfer agent records, to be held by: (i) each person who beneficially owns 5% or more of the shares of common stock then outstanding; (ii) each of our directors; (iii) each of our Named Executive Officers (as defined above); and (iv) all of our directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. To our knowledge, and unless otherwise indicated, each shareholder has sole voting power and investment power over the shares listed as beneficially owned by such shareholder, subject to community property laws where applicable. Percentage ownership is based on 16,830,958 shares of common stock outstanding as of August 8, 2013.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Approximate Percent of Class
Mark Weinreb 555 Heritage Drive Jupiter, Florida	4,150,959	(1)	23.3%
Westbury (Bermuda) Ltd. Westbury Trust Victoria Hall 11 Victoria Street Hamilton, HMEX Bermuda	2,115,000	(2)	12.0%
Robert W. Meyer, Jr. 300 Haynes Street Cadillac, Michigan	1,135,000	(3)	6.6%
A. Jeffrey Radov 8 Walworth Avenue Scarsdale, New York	900,000	(4)	5.1%
Joel San Antonio 2200 Highway 121 Bedford, Texas	900,000	(4)	5.1%
Gloria McConnell 1260 NW 16th Street Boca Raton, Florida	893,839	(5)	5.3%
Francisco Silva 555 Heritage Drive Jupiter, Florida	213,000	(6)	1.2%
Mandy Clyde 555 Heritage Drive Jupiter, Florida	141,000	(7)	*
All directors and executive officers as a group (5 persons)	6,304,959	(1)(8)	32.4%

_____________________
*           Less than 1%.

(1) Includes (a) 946,667 shares of common stock issuable upon the exercise of currently exercisable options, (b) 792,120 shares of common stock held of record by Gloria McConnell over which Mr. Weinreb has voting power pursuant to a Shareholder Agreement and Irrevocable Proxy, dated January 20, 2011 (the “McConnell Shareholder Agreement”), as described in footnote (5) below, (c) 101,719 shares of common stock held of record by Stem Cell Research Company, LLC (“Stem Cell Research”) over which Mr. Weinreb has voting power pursuant to a Shareholder Agreement and Irrevocable Proxy, dated January 21, 2011 (the “Research Shareholder Agreement”), as described in footnote (5) below, (d) 430,453 shares of common stock held of record by Richard Proodian over which Mr. Weinreb has voting power pursuant to a Shareholder Agreement and Irrevocable Proxy, dated June 15, 2011, and (e) 180,000 shares of common stock held of record by John Krowiak over which Mr. Weinreb has voting power pursuant to two Shareholder Agreement and Irrevocable Proxy documents, dated June 6, 2011 and June 13, 2011.

(2) Based upon Schedule 13G filed with the Securities and Exchange Commission and other information known to us. Includes 800,000 shares of common stock issuable upon the exercise of a currently exercisable warrant.

(3) Includes 380,000 shares of common stock issuable upon the exercise of currently exercisable warrants.

(4) Includes 650,000 shares of common stock issuable upon the exercise of currently exercisable options.

(5) Includes 101,719 shares of common stock held of record by Stem Cell Research of which, we have been advised, Ms. McConnell is the President and sole member. Pursuant to the McConnell Shareholder Agreement, for a period of three years ending January 20, 2014, Ms. McConnell has agreed to vote her shares of common stock as directed by Mr. Weinreb and has granted to Mr. Weinreb an irrevocable proxy in connection therewith. Pursuant to the Research Shareholder Agreement, for a period of three years ending January 21, 2014, Stem Cell Research has agreed to vote its shares as directed by Mr. Weinreb and has granted to Mr. Weinreb an irrevocable proxy in connection therewith.

(6) Represents shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(7) Represents shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(8) Includes 2,600,667 shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 15, 2010, we entered into a termination agreement with Gloria McConnell, our former President (the “McConnell Termination Agreement”), pursuant to which Ms. McConnell was entitled to receive $120,000, as severance, payable over a two year period. In addition, pursuant to the McConnell Termination Agreement, we agreed to reissue to Ms. McConnell 251,537 shares of our common stock. These shares had previously been contributed to capital by Ms. McConnell in October 2010 in order to enable us to fulfill our obligation to issue shares to third parties. Further, pursuant to the McConnell Termination Agreement, Ms. McConnell has agreed to certain restrictive covenants, including non-competition and non-solicitation restrictions, and limitations on the number of shares that she can sell to 5,000 shares on any particular day and 100,000 shares during any three calendar month period. In November 2011, we entered into an agreement with Ms. McConnell pursuant to which we paid her $22,500 in full settlement of our outstanding $87,500 obligation to her.

On January 20, 2011, Ms. McConnell and Mr. Weinreb entered into a Shareholder Agreement and Irrevocable Proxy, pursuant to which Ms. McConnell has agreed that, for a period of three years, she would vote her shares of common stock as determined by Mr. Weinreb.

Effective January 29, 2011, we terminated our relationship with Tommy Berger, one of our founders. Pursuant and subject to the terms and conditions of a termination agreement between the parties (the “Berger Termination Agreement”), Mr. Berger waived any rights he may have had pursuant to a certain employment agreement entered into with us in August 2010 (to which Stem Cell Research Company, LLC (“Stem Cell Research”) was also a party) (the “Berger Employment Agreement”) and we agreed to pay to Stem Cell Research $180,000 over a 12 month period. In addition, pursuant to the Berger Termination Agreement, each of Mr. Berger and Stem Cell Research has agreed to certain restrictive covenants, including non-competition and non-solicitation restrictions, restrictions on actions that would cause a change of control and limitations on the number of shares that they can sell to 5,000 shares on any particular day and 100,000 shares during any three calendar month period. Further, concurrently with the execution of the Berger Termination Agreement, in connection with our agreement to pay to Stem Cell Research the $180,000 payment discussed above, Stem Cell Research executed a shareholder agreement and irrevocable proxy pursuant to which it has agreed that, for a three year period, it would vote its shares of common stock as directed by Mr. Weinreb. We are aware that, in the Berger Employment Agreement, Stem Cell Research was referred to as Mr. Berger’s “company”; however, we have no knowledge as to any control that Mr. Berger may currently exercise with respect to Stem Cell Research and, as previously indicated, we have been advised that Ms. McConnell is the President and sole member of Stem Cell Research. In November 2011, we entered into an agreement with Stem Cell Research and Mr. Berger pursuant to which we paid Stem Cell Research $50,000 in full settlement of our outstanding $100,000 obligation to it.

On June 17, 2011, Richard Proodian, our former Chief Financial Officer, executed a termination agreement with us (the “Proodian Termination Agreement”) pursuant to which Mr. Proodian was entitled to receive, as severance, $50,000 (less amounts paid as salary for the period after June 15, 2011), payable over the balance of 2011. In addition, pursuant to the Proodian Termination Agreement, Mr. Proodian has agreed to certain restrictive covenants, including non-competition and non-solicitation restrictions, and limitations on the number of shares that he can sell to 5,000 shares on any particular day and 100,000 shares during any three calendar month period. Further, in connection with the execution of the Proodian Termination Agreement, Messrs. Proodian and Weinreb entered into a Shareholder Agreement and Irrevocable Proxy pursuant to which Mr. Proodian has agreed that, for a period of three years, he would vote his shares of common stock as determined by Mr. Weinreb. In January 2012, we entered into an agreement with Mr. Proodian pursuant to which we paid him and his designee an aggregate of approximately $23,000 in full settlement of our approximately $46,000 outstanding obligation to him.

On April 2, 2012, Stem Cell Cayman, Ltd. (“Cayman”), one of our wholly-owned subsidiaries, borrowed $1,500,000 from Westbury (Bermuda) Ltd. (“Westbury”), one of our principal shareholders. The promissory note evidencing the loan provides for interest at the rate of 15% per annum, payable monthly, and the payment of the principal amount one year from the date of issuance (subject to acceleration under certain circumstances). In consideration of the loan, we issued to Westbury a five year warrant for the purchase of 400,000 shares of our common stock at an exercise price of $1.50 per share.

On March 26, 2013, Cayman borrowed an additional $450,000 from Westbury, which was combined with the already outstanding $3,550,000 of previous borrowings from Westbury into a new $4,000,000 zero coupon note which matures on July 31, 2014. In consideration of the additional $450,000 loan, the settlement of accrued and unpaid interest of $213,000, and for extending the maturity date of the loan, we issued to Westbury 600,000 shares of common stock and a five year warrant to purchase 400,000 shares of common stock at an exercise price of $2.50 per share.

PROPOSAL 1:  ELECTION OF DIRECTORS

Three directors are to be elected at the meeting to serve until the next annual meeting of shareholders and until their respective successors shall have been elected and have qualified.

Nominees for Directors

All three nominees are currently members of our Board of Directors. The following table sets forth each nominee’s age as of August 8, 2013, the positions and offices presently held with us, and the year in which he became a director.

Name	Age	Positions Held	Director Since
Mark Weinreb	60	Chief Executive Officer, Chairman of the Board and Director	2010
A. Jeffrey Radov	61	Director	2011
Joel San Antonio	60	Director	2011

Mark Weinreb

Mark Weinreb has served as our Chief Executive Officer since October 2010, as our President since February 2012 and as our Chairman of the Board since April 2011. From February 2003 to October 2009, Mr. Weinreb served as President of NeoStem, Inc., a public international biopharmaceutical company engaged in, among other things, adult stem cell-related operations. From October 2009 to October 2010, he was subject to a non-competition agreement with NeoStem and was not engaged in business. Mr. Weinreb also served as Chief Executive Officer and Chairman of the Board of Directors of NeoStem from February 2003 to June 2006. In 1976, Mr. Weinreb joined Bio Health Laboratories, Inc., a state-of-the-art medical diagnostic laboratory providing clinical testing services for physicians, hospitals, and other medical laboratories. He became the laboratory administrator in 1978 and then an owner and the laboratory’s Chief Operating Officer in 1982. In such capacity, he oversaw all technical and business facets, including finance and laboratory science technology. Mr. Weinreb left Bio Health Labs in 1989 when the business was sold. In 1992, Mr. Weinreb founded Big City Bagels, Inc., a national chain of franchised upscale bagel bakeries and became Chairman and Chief Executive Officer of such entity. Big City Bagels went public in 1995, and in 1999 Mr. Weinreb redirected the company and completed a merger with an Internet service provider. From 2000 to 2002, Mr. Weinreb served as Chief Executive Officer of Jestertek, Inc., a software development company pioneering gesture recognition and control using advanced interactive proprietary video technology. Mr. Weinreb received a Bachelor of Arts degree in 1975 from Northwestern University and a Master of Science degree in 1982 in Medical Biology from C.W. Post, Long Island University. We believe that Mr. Weinreb’s executive-level management experience, his extensive experience in the adult stem cell sector and his service on our Board since October 2010 give him the qualifications and skills to serve as one of our directors.

A. Jeffrey Radov

A. Jeffrey Radov became a member of our Board and Chair of our Audit Committee in April 2011. Mr. Radov is an entrepreneur and businessman with 35 years of experience in media, communications and financial endeavors. Since 2002, he has served as the Managing Partner of Walworth Group, which provides consulting and advisory services to a variety of businesses, including hedge funds, media, entertainment and Internet companies, financial services firms and early stage ventures. Mr. Radov is also an advisor to GeekVentures, LLC, an incubator for technology startups in Israel. From 2008 to 2010, Mr. Radov was a Principal and Chief Operating Officer at Aldebaran Investments, LLC, a registered investment advisor. From 2005 to 2008, Mr. Radov was Chief Operating Officer at EagleRock Capital Management, a group of hedge funds. Prior to joining EagleRock, Mr. Radov was a founding investor in and Board member of Edusoft, Inc., an educational software company. From 2001 to 2002, Mr. Radov was a Founder-in-Residence at SAS Investors, an early-stage venture fund. From 1999 to 2001, Mr. Radov was CEO and co-founder of VocaLoca, Inc., an innovator in consumer-generated audio content on the Internet. Mr. Radov was a founding executive of About.Com, Inc., an online information source, and was its EVP of Business Development and Chief Financial Officer from its inception. In 1996, prior to founding About.Com, Mr. Radov was a Director at Prodigy Systems Company, a joint venture of IBM and Sears. Mr. Radov was also a principal in the management of a series of public limited partnerships that invested in the production and distribution of more than 130 major motion pictures. From 1982 to 1984, Mr. Radov was the Director of Finance at Rainbow Programming Enterprises, a joint venture among Cablevision Systems Corporation, Cox Broadcasting and Daniels & Associates. From 1977 to 1981, Mr. Radov was Director of Marketing at Winklevoss & Associates. Mr. Radov earned a Masters of Business Administration from The Wharton School of the University of Pennsylvania and holds a Bachelor of Arts degree from Cornell University. We believe that Mr. Radov’s executive-level management experience and his extensive experience in the finance industry give him the qualifications and skills to serve as one of our directors.

Joel San Antonio

Joel San Antonio became a member of our Board and Chair of our Compensation and Nominating Committees in April 2011. Mr. San Antonio is the founder and Managing Partner of Stanwich Capital Advisors, LLC, a company that provides small to mid-size companies with alternative financing solutions. He is also the former CEO of Lochem Capital LLC, a nationwide factoring broker. Mr. San Antonio is co-founder and advisor to both the Greenwich Salad Company, a premier destination for individuals seeking healthy dining alternatives, and National Vehicle Services, a company engaged in providing roadside services for commercial vehicles. In 1984, Mr. San Antonio founded and took public Warrantech Corporation, a leading provider of third party administration for insurance companies. While serving as Warrantech’s Chairman and Chief Executive Officer, he received Ernst and Young’s “Entrepreneur of the Year” award for financial services and Warrantech earned the recognition of Fortune Magazine’s “Top 100 Fastest Growing Companies.” In 2007, Warrantech was acquired by a private equity firm and Mr. San Antonio remained as CEO. In 2010, Warrantech was acquired by AmTrust Financial Services, Inc. Mr. San Antonio continued as its Chairman until March 2012. Throughout his career, Mr. San Antonio has been involved in numerous business sectors ranging from insurance and financial services to travel and gaming. He sits on several boards, both public and private. Mr. San Antonio began his career in the apparel industry, founding Little Lorraine LTD., a company engaged in the manufacture of various brands of women’s apparel. He is a graduate of Ithaca College with a Bachelor of Science degree in Business Administration, and a graduate from Schiller College in Heidelberg, Germany with a degree in Cultural Arts. We believe that Mr. San Antonio’s executive-level management experience gives him the qualifications and skills to serve as one of our directors.

Family Relationships

There are no family relationships among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified or until his earlier resignation or removal. Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of shareholders and until his successor is elected and qualified or until his earlier resignation or removal.

Committees

Audit Committee

The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. The responsibilities and duties of the Audit Committee include the following:

•
assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by us to the Securities and Exchange Commission, our shareholders or to the general public, and our internal financial and accounting controls,

•	oversee the appointment, compensation, retention and oversight of the work performed by any independent registered public accounting firm engaged by us,

•	recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations,

•	recommend, establish and monitor procedures designed to facilitate:

•	the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and

•	the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The members of our Board’s Audit Committee currently are Messrs. Radov and San Antonio. Our Board has adopted a written charter for the Audit Committee. A copy of the charter is available on our website, www.biorestorative.com.

Nominating Committee

The Nominating Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members and selecting director nominees to be presented for Board and/or shareholder approval. The members of the Nominating Committee currently are Messrs. Radov and San Antonio. Our Board has adopted a written charter for the Nominating Committee. A copy of the charter is available on our website, www.biorestorative.com. While the Nominating Committee does not have a formal policy on diversity for members of the Board of Directors, the Nominating Committee considers diversity of background, experience and qualifications in evaluating prospective Board members. The Nominating Committee will consider qualified director candidates recommended by shareholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Shareholder Proposals - Shareholder Nominees” below. At this time, the Nominating Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees, including the determination of the compensation for our Chief Executive Officer and our other executive officers, the approval of one or more stock option plans and other compensation plans covering our employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans. The members of the Compensation Committee currently are Messrs. Radov and San Antonio. Our Board has adopted a written charter for the Compensation Committee. A copy of the charter is available on our website, www.biorestorative.com.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. Our Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for our executive officers. The Compensation Committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it in its efforts.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since October 2010, Mark Weinreb has served as our Chief Executive Officer. Since April 2011, he has also served as our Chairman of the Board. We do not currently have a lead independent director. At this time, our Board believes that Mr. Weinreb’s combined role as Chief Executive Officer and Chairman of our Board enables us to benefit from Mr. Weinreb’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost. Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes that we and our shareholders are best served by our current leadership structure.

Report of the Audit Committee

In overseeing the preparation of the financial statements of BioRestorative Therapies, Inc. (the “Company”) as of December 31, 2012 and 2011, for the years then ended and for the period from December 30, 2008 (inception) to December 31, 2012, the Audit Committee (the “Committee”) met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management. The Committee also discussed with Marcum LLP, the Company’s independent registered public accounting firm (“Marcum”), the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Committee concerning independence and the Committee discussed Marcum’s independence with Marcum.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

A. Jeffrey Radov

Joel San Antonio

Meetings

Our Board of Directors held eighteen meetings during the fiscal year ended December 31, 2012.

The Audit Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2012.

The Nominating Committee of the Board of Directors held one meeting during the fiscal year ended December 31, 2012.

The Compensation Committee of the Board of Directors held two meetings during the fiscal year ended December 31, 2012.

Each of Messrs. Weinreb, Radov and San Antonio attended all of the meetings of the Board held during the fiscal year ended December 31, 2012.

Each of Messrs. Radov and San Antonio attended all of the meetings of the Audit Committee, the Nominating Committee and the Compensation Committee held during the fiscal year ended December 31, 2012.

We do not have a formal policy regarding director attendance at our annual meeting of shareholders. However, all directors are encouraged to attend.

Communications with Board of Directors

Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, BioRestorative Therapies, Inc., 555 Heritage Drive, Suite 130, Jupiter, Florida 33458, Attention: Corporate Secretary. Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Audit Committee Financial Expert

Our Board of Directors has determined that Mr. Radov is an “audit committee financial expert,” as that is defined in Item 407(d)(5) of Regulation S-K Mr. Radov is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires that reports of beneficial ownership of common stock and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common stock and certain trusts of which reporting persons are trustees. We are required to disclose in this Annual Report each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2012. To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and written representations that no other reports were required, during the fiscal year ended December 31, 2012, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

Director Independence

Board of Directors

Our Board of Directors is currently comprised of Mark Weinreb (Chair), A. Jeffrey Radov and Joel San Antonio. Each of Messrs. Radov and San Antonio is currently an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards at The Nasdaq Stock Market.

Audit Committee

The members of our Board’s Audit Committee currently are Messrs. Radov (Chair) and San Antonio, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

Nominating Committee

The members of our Board’s Nominating Committee currently are Messrs. San Antonio (Chair) and Radov, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market.

Compensation Committee

The members of our Board’s Compensation Committee currently are Messrs. San Antonio (Chair) and Radov, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market.

Code of Ethics for Senior Financial Officers

Our Board of Directors has adopted a Code of Ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is posted on our website, www.biorestorative.com. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding an amendment to, or a waiver from, our Code of Ethics by posting such information on our website, www.biorestorative.com.

Recommendation

The Board of Directors recommends a vote FOR all nominees.

PROPOSAL 2:  ADVISORY VOTE ON THE COMPENSATION
OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with recent legislation and the rules of the Securities and Exchange Commission (the “SEC”), we are providing our shareholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement.

The compensation structure established by our Compensation Committee is designed to attract and retain motivated executives who substantially contribute to our long-term success and the creation of shareholder value, to reward executives when we perform financially or operationally well, to align the financial interests of our executives with the interests of our shareholders, and to be competitive within our industry.  We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited us over time.

We are requesting shareholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our executive officers’ compensation.

We are asking our shareholders to indicate their support for our named executive officer compensation through the following resolution:

“RESOLVED, that the shareholders approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2013 annual meeting.”

Because this shareholder vote is advisory, it is not binding on us or our Board of Directors. However, our Board and the Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions that our shareholders express in their votes. The Compensation Committee will review the results of the shareholder votes on this “say on pay” proposal and consider whether to recommend any changes or modifications to our executive compensation policies and practices as a result of such votes.

Recommendation and Required Vote

The affirmative vote of the holders of a majority of our shares of common stock present at the meeting, in person or by proxy, is required for approval of this proposal.  The Board of Directors recommends a vote FOR approval of the compensation of our executive officers as disclosed in this proxy statement.

PROPOSAL 3:  ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with recent legislation and the rules of the SEC, we are also providing our shareholders with the opportunity to cast a non-binding advisory vote on how frequently we should seek an advisory vote on the compensation of our executive officers.  After careful consideration of this proposal, our Board determined that an advisory vote on executive compensation that occurs every three years is the most appropriate option for us and, therefore, recommends that shareholders vote for future advisory votes on executive compensation to occur every three years. In reaching its recommendation, our Board determined that an advisory vote every three years would permit our compensation programs to be evaluated on a long-term basis and provide the Board with sufficient time to thoughtfully evaluate and respond to shareholder input.

By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on executive officer compensation every one, two, or three years.  Shareholders may also abstain from voting.  The option that receives the most votes cast at the meeting will be considered by the Board in determining the preferred frequency with which we will hold a shareholder vote to approve the compensation of our named executive officers.

Because this is an advisory vote and not binding, the Board may decide that it is in the best interest of our shareholders and us to hold an advisory vote on the compensation of our executive officers more or less frequently than the frequency approved by our shareholders.  However, our Board of Directors and the Compensation Committee value the opinions expressed by our shareholders in their vote on this proposal and will consider the option that receives the most votes in determining the frequency of future votes on the compensation of our named executive officers.

Recommendation

The Board recommends a vote FOR a frequency of EVERY THREE YEARS regarding the frequency of future advisory votes on executive compensation.

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Board of Directors, the Board has selected Marcum LLP as our independent registered public accounting firm to examine our financial statements for the year ending December 31, 2013.

Although ratification by shareholders is not required by our organizational documents or other applicable law, our Board of Directors has determined that requesting ratification by shareholders of its appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 is a matter of good corporate practice. If shareholders do not ratify the selection, the Board may reconsider whether or not to retain Marcum LLP, but may still retain them. Even if the selection is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our shareholders.

Marcum LLP has served as our independent registered public accountants for the years ended December 31, 2012 and 2011.

The following is a summary of the fees billed or expected to be billed to us by Marcum LLP for professional services rendered with respect to the fiscal years ended December 31, 2012 and 2011:

Fee Category	Fiscal 2012 Fees	Fiscal 2011 Fees
Audit Fees(1)	$93,470	$90,000
Audit-Related Fees(2)	3,638	-
Tax Fees(3)	23,125	8,500
All Other Fees(4)	-	-
Total Fees	$120,233	$98,500
_________
(1)	Audit Fees consist of fees billed for services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2012 and 2011.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services related to preparation of our U.S. federal and state income tax returns and tax advice.

(4)	All Other Fees consist of fees billed for products and services provided by our independent registered public accountants, other than those disclosed above.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accountants, and approves in advance any services to be performed by the independent registered public accountants, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accountants. The fees shown above were pre-approved either by our Board or our Audit Committee (which was established in April 2011).

Recommendation

The Board of Directors recommends that shareholders vote FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at our next annual meeting of shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at our offices in Jupiter, Florida by April 23, 2014 for inclusion in our proxy statement and form of proxy relating to such meeting.

The following requirements with respect to shareholder proposals and shareholder nominees to our Board of Directors are included in our By-Laws.

Shareholder Proposals

In order for a shareholder to make a proposal at an annual meeting of shareholders, under our By-Laws, timely notice must be received by us in advance of the meeting. To be timely, a shareholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 60 days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of the meeting to a later date); provided, however, if no notice is given and no public announcement is made to the shareholders regarding the date of the meeting at least 75 days prior to the meeting, the shareholder’s notice shall be valid if delivered to or mailed and received by our Secretary at our principal executive offices not less than 15 days following the day on which the notice or public announcement of the date of the meeting was given or made.

A shareholder’s notice must set forth as to each matter the shareholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

•
a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend either our Articles of Incorporation or By-Laws, the language of the proposed amendment;

•	the name and address, as they appear on our books, of the shareholder proposing such business;

•	the class and number of shares of our capital stock that are beneficially owned by such shareholder; and

•	any material interest (financial or other) of such shareholder in such business.

Shareholder Nominees

In order for a shareholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, a shareholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 60 days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of the meeting to a later date); provided, however, if no notice is given and no public announcement is made to the shareholders regarding the date of the meeting at least 75 days prior to the meeting, the shareholder’s notice shall be valid if delivered to or mailed and received by our Secretary at our principal executive offices not less than 15 days following the day on which the notice or public announcement of the date of the meeting was given or made

The shareholder sending the notice of nomination must describe various matters, including the following:

•	the name, age, business and residential addresses, and occupation or employment of the nominee;

•	the number of shares of our capital stock beneficially owned by the nominee;

•	the written consent by the nominee, agreeing to serve as a director if elected;

•	a description of all arrangements or understandings between the nominee and any other person or persons (naming such persons) regarding the nomination;

•	any other information relating to such nominee required to be disclosed in a proxy statement;

•	such other information as we may reasonably request to determine the eligibility of the proposed nominee to serve as one of our directors;

•	the name, business address and residential address of the shareholder;

•	the number of shares of our capital stock beneficially owned by the shareholder;

•	a description of all arrangements or understandings between the shareholder and the nominee regarding the nomination; and

•	a description of all arrangements or understandings between the shareholder and any other person or persons (naming such persons) regarding the nomination.

These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Secretary at 555 Heritage Drive, Suite 130, Jupiter, Florida 33458. The foregoing is only a summary of the provisions of our By-Laws that relate to shareholder proposals and shareholder nominations for director. Any shareholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1, 2, 3 and 4 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-K

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2012 (excluding exhibits).  We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

Mark Weinreb
Chief Executive Officer

Jupiter, Florida
August 21, 2013

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62225-P42748

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

BIORESTORATIVE THERAPIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark Weinreb
02) A. Jeffrey Radov
03) Joel San Antonio

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve, on a non-binding advisory basis, the compensation of the Company's executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 Years	2 Years	1 Year	Abstain
3. To vote, on a non-binding advisory basis, whether future advisory votes on the Company's executive compensation should be held every one, two or three years.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M62226-P42748

BIORESTORATIVE THERAPIES, INC.
Annual Meeting of Shareholders
October 4, 2013
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark Weinreb as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the shares of common stock of BioRestorative Therapies, Inc. held of record by the undersigned at the close of business on August 8, 2013 at the Annual Meeting of Shareholders to be held on October 4, 2013 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, FOR PROPOSALS 2 AND 4, AND FOR "3 YEARS" WITH RESPECT TO PROPOSAL 3. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXY TO VOTE IN THE SAME MANNER AS YOU VOTED YOUR PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON OCTOBER 3, 2013.

Continued and to be signed on reverse side